SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                 FFW CORPORATION
                (Name Of Registrant As Specified In Its Charter)

                                 FFW CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

[LOGO OMITTED]

FFW CORPORATION                                               September 23, 2004
HOLDING COMPANY FOR
FIRST FEDERAL SAVINGS BANK OF WABASH




Dear Fellow Stockholders:

     On behalf of the Board of Directors and management of FFW Corporation, we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 2:30 p.m., Wabash, Indiana time, on October 26, 2004, at the office of the Company located at 1205 North Cass Street, Wabash, Indiana.

     An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to elect two directors of the Company and to ratify the appointment of Crowe Chizek and Company LLC as the Company's auditors. Your Board of Directors unanimously recommends that you vote for the election of the director nominees named in this proxy statement and for the ratification of the appointment of auditors.

     We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

     Thank you for your attention to this important matter.



                                        Very truly yours,



                                        /s/ Roger K. Cromer

                                        ROGER K. CROMER
                                        President and Chief Executive Officer

                                 FFW CORPORATION
                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (260) 563-3185

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ----------------------------------------

                         To be Held on October 26, 2004

     Notice  is  hereby  given  that an  Annual  Meeting  of  Stockholders  (the
"Meeting") of FFW Corporation ("FFW" or the "Company") will be held at the office of the Company located at 1205 North Cass Street, Wabash, Indiana, at 2:30 p.m. Wabash, Indiana time, on October 26, 2004.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of the Company;

     2. The ratification of the appointment of Crowe Chizek and Company LLC as auditors for the Company for the fiscal year ending June 30, 2005;

and such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 13, 2004 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/ J. Stanley Myers

                                            J. STANLEY MYERS
                                            Chairman of the Board

Wabash, Indiana
September 23, 2004


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT

                                FFW CORPORATION
                             1205 North Cass Street
                             Wabash, Indiana 46992
                                 (260) 563-3185

                         ------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

                                October 26, 2004

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of FFW Corporation ("FFW" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company which will be held at the office of the Company, located at 1205 North Cass Street, Wabash, Indiana, on October 26, 2004, at 2:30 p.m., Wabash, Indiana time, and all adjournments and postponements of the annual meeting. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about September 23, 2004. Certain of the information provided herein relates to First Federal Savings Bank of Wabash, a wholly-owned subsidiary of the Company ("First Federal" or the "Bank").


Matters to be Considered at the Annual Meeting

     At the annual meeting, stockholders of the Company will be asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of Crowe Chizek and Company LLC ("Crowe Chizek") as the Company's auditors for the fiscal year ending June 30, 2005.


Vote Required and Proxy Information

     All shares of the Company's common stock, par value $.01 per share ("Common Stock"), represented at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the director nominees named in this Proxy Statement and for the ratification of the appointment of Crowe Chizek. The Company is not aware of any matters, other than those described in the Notice of the Annual Meeting, that are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, proxies for the stockholder will have the discretion to vote on such matters in accordance with their best judgment.

     The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the annual meeting. Proxies marked to abstain or withhold authority to vote on one or more director nominees and broker non-votes will be counted for purposes of determining a quorum.

     Directors are elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Plurality means that individuals who receive the largest number of votes cast are elected up to the maximum number of directors to be chosen at the meeting. In the election of directors, stockholders may either vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast, and therefore will result in the director receiving fewer votes.

     The ratification of the appointment of Crowe Chizek as the Company's independent auditors requires the affirmative vote of a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the annual meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the annual meeting; or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Melissa A. Rekeweg, Secretary, FFW Corporation, 1205 North Cass Street, Wabash, Indiana 46992.

Voting Securities and Principal Holders Thereof

     Stockholders of record as of the close of business on September 13, 2004 (the "Voting Record Date"), will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,285,292 shares of Common Stock issued and outstanding. The following table sets forth information, as of the Voting Record Date, regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the outstanding shares of Common Stock; and (ii) all directors and executive officers as a group. See "Proposal I - Election of Directors" for beneficial share ownership of the directors.

                                              Shares
                                           Beneficially        Percent
Beneficial Owner                              Owned            of Class
---------------------------------        ---------------    --------------
First Manhattan Co.
437 Madison Avenue
New York, NY 10022                            121,610 (1)        9.46%

Lee Ann George
30 Garden Drive
Wabash, IN  46992                             127,683            9.93%

Directors and executive officers
    of the Company and the Bank
   as a group (9 persons)
                                              218,153 (2)       16.77%
-----------------
(1) As reported in an amendment to a Schedule 13G filed with the SEC on February 12, 2004, in which First Manhattan Co. reported sole voting and dispositive power over all shares listed.
(2) Includes shares held directly, as well as, by family members residing in the homes of the directors and executive officers, and shares held in a fiduciary capacity with respect to which shares the listed individuals or group members may be deemed to have voting and/or investment power. This table includes 15,026 shares subject to options granted to directors and executive officers as a group which are exercisable within 60 days of September 13, 2004, 3,250 restricted shares, and 6,669 shares held in the Bank's 401(k) plan (the "401(k) Plan") as of June 30, 2004. Excludes options for 7,027 shares which are not exercisable within 60 days of September 13, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports are established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended June 30, 2004, the Company believes that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.


                       PROPOSAL I - ELECTION OF DIRECTORS
General

     The Company's Board of Directors currently consists of seven members divided into three classes. All of the directors except Roger K. Cromer meet the standards for independence of Board members set forth in the Listing Standards for the National Association of Securities Dealers. Each year one class of directors is elected to serve for a three-year period or until their respective successors are elected and qualified. Directors generally must have their principal domicile in Wabash County, Indiana, must have had a loan or deposit relationship with the Bank for a continuous period of 12 months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in Wabash County for at least a continuous period of 12 months during the five years prior to their nomination to the Board.

     The following table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. A nominating committee consisting of outside directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                             Shares of
                                                            Director   Director               Common
                                                             of the     of the      Term       Stock         Percent
                                   Position(s) Held           Bank     Company       to      Beneficially      of
Name                       Age     in the Company            Since      Since      Expire     Owned (1)       Class
---------------------      ---     ----------------------   --------   --------    ------    ------------    -------
Nominee
Roger K. Cromer             39     President, CEO and
                                     Director                  2001      2001       2007      31,281(2)       2.41%
Joseph W. McSpadden         57     Director                    1987      1992       2007      25,474(3)       1.98%

Directors Continuing
  in Office
Thomas L. Frank             61     Director                    1987      1992       2005      35,964(4)       2.80%
J. Stanley Myers            58     Chairman of the Board       1985      1992       2005      36,034(5)       2.80%
John N. Philippsen          52     Director                    2001      2001       2005         950           *
Wayne W. Rees               67     Director                    1983      1992       2006      52,874(6)       4.11%
Ronald D. Reynolds          58     Director                    1991      1992       2006      22,874(7)       1.78%
---------------
*    Under 1% of outstanding shares
(1)  Based upon information  furnished by the respective  directors and director
     nominees.   Under   applicable   regulations,   shares  are  deemed  to  be
     beneficially  owned by a person if he or she directly or indirectly  has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares owned by members of the immediate families of the directors residing in their homes.
(2)  Includes  250  restricted  shares,  9,998 shares  subject to stock  options exercisable  within 60 days of September 13, 2004, and 4,055 shares held in the 401(k)  Plan as of June 30,  2004.  Excludes  4,999  shares  subject to options not exercisable within 60 days of September 13, 2004.

                                       3

(3) Includes 2,600 shares held by a revocable trust of which Mr. McSpadden is trustee. Excludes 2,000 shares held by a corporation in which Mr. McSpadden is a minority shareholder.
(4)  Includes 20,000 shares held jointly with Mr. Frank's spouse.
(5) Includes 2,000 shares subject to stock options exercisable within 60 days of September 13, 2004.
(6)  Includes 40,950 shares held jointly with Mr. Rees' spouse.
(7)  Includes 10,000 shares held jointly with Mr. Reynolds' spouse.



     The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     Roger K. Cromer is the President and Chief Executive Officer of the Company and Bank, positions he has held since July 2000. From October 1998 until July 2000, Mr. Cromer was the Chief Financial Officer and Treasurer of the Company and Bank. He became a director of the Company and Bank in February 2001.

     Joseph W. McSpadden. Mr. McSpadden is the Vice President and part owner of Beauchamp & McSpadden, an insurance agency located in Wabash, Indiana.

     Thomas L. Frank. Mr. Frank is the Executive Vice President and Controller for B. Walter & Company, a manufacturer of metal components used in furniture located in Wabash, Indiana. He is also Controller and part owner of Walter Dimension Co., a manufacturer of wood furniture components located in Jameston, Tennessee.

     J. Stanley Myers. Mr. Myers is the President of L.G.S. Systems, Inc., a soft water appliance company located in Wabash, Indiana. Mr. Myers became Chairman of the Board of the Company and the Bank in November 2003.

     John N. Philippsen. Mr. Philippsen has served since 2000 as the Chief Financial Officer of The Ford Meter Box Company, Inc., a waterworks brass and pipe products manufacturer based in Wabash, Indiana. Theretofore from 1998 to 2000 he served as Chief Financial Officer of Kennedy Manufacturing Co., a tool storage manufacturer based in Van Wert, Ohio.

     Wayne W. Rees. Mr. Rees is the President and owner of The Paper of Wabash County, Inc., a newspaper published in Wabash, Indiana. Mr. Rees served as Chairman of the Board of the Company and the Bank from 1992 until November 2003.

     Ronald D. Reynolds. Mr. Reynolds is the President and owner of J. M. Reynolds Oil Co., Inc., an oil supply company located in Wabash, Indiana.


Meetings and Committees of the Board of Directors

     Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 2004. During fiscal 2004, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

     The Board of Directors of the Company has standing Audit, Stock Option, Nominating, and Compensation Committees, as well as other committees which meet as needed.

     The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors. The Audit Committee is composed of Directors Frank, Philippsen and Myers. Each of these directors meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers. In addition, the Board of Directors has determined that John
W. Philippsen and Thomas L. Frank are "financial experts" as that term is defined in Item 401(h)(2) of Regulation S-K promulgated under the Securities Exchange Act of 1934. This committee is responsible for the review of the Company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

     o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

     o ascertaining the existence of effective accounting and internal control systems; and

     o    overseeing the entire audit function (both internal and independent).


In fiscal 2004, the Audit Committee met seven times.

     The Stock Option Committee is comprised of Directors Frank, Myers and Reynolds. This Committee is responsible for administering the Company's 1992 Stock Option and Incentive Plan and 1998 Omnibus Incentive Plan. This Committee met two times during the fiscal year ended June 30, 2004.

     The Governance and Nominating Committee is comprised of Directors Thomas L. Frank, J. Stanley Myers and Ronald D. Reynolds. All of these members meet the standards for independence for nominating committee members set forth in the Listing Standards of the National Association of Securities Dealers. This Committee was responsible for selecting nominees for election as directors for this Annual Meeting. This Committee met one time during the fiscal year ended June 30, 2004. A copy of the Governance and Nominating Committee's charter is attached as Exhibit A hereto.

     Although the Governance and Nominating Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose, as it will address nominations on a case by case basis. When considering a potential candidate for membership on the Company's Board of Directors, the Governance and Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. The Governance and Nominating Committee does not have specific minimum qualifications that must be met by a Governance and Nominating Committee-recommended candidate and there is not a specific process for identifying such candidates. There are no differences in the manner in which the Governance and Nominating Committee evaluates a candidate that is recommended for nomination for membership on the Company's Board of Directors by a shareholder. The Governance and Nominating Committee has not received any recommendations from any of the Company's shareholders in connection with the Annual Meeting.

     Pursuant to the Company's By-laws, nominations by stockholders must be delivered in writing (as prescribed by the By-laws) to the Secretary of the Company at least 90 days before the date of the annual meeting; provided, however, that if less than 100 days' notice or prior disclosure of the date of the meeting is given or made to stockholders (which notice or public disclosure includes the date of the annual meeting specified in the Company's By-Laws if the annual meeting is held on such date), notice by the stockholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made.

     The Compensation Committee determines the compensation of the Company's officers. The members of that committee are Thomas L. Frank, J. Stanley Myers and Ronald D. Reynolds. All of these committee members meet the standards for independence for compensation committee members set forth in the Listing Standards of the National Association of Securities Dealers. The Compensation Committee met two times during the fiscal year ended June 30, 2004.

     The Company has adopted a policy for its shareholders to send written communications to the Company's directors. Under this policy, shareholders may send written communications in a letter by first-class mail addressed to any director at the Company's main office. The Company has also adopted a policy that strongly encourages its directors to attend each Annual Meeting of Shareholders. All of the Company's seven directors attended the Annual Meeting of Shareholders held on October 26, 2003.


Executive Officers of the Company Who Are Not Directors

     The following information as to the business experience during the past five years is supplied with respect to executive officers of the Company who do not serve on the Company's Board of Directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such officers were selected.

     Timothy A. Sheppard, age 36, has served as Vice President, Chief Financial Officer, and Treasurer of the Company and of First Federal since April 1, 2004; theretofore he served as Vice President and Controller of First Federal, and as Treasurer and Chief Accounting Officer of the Company since October 2000. Prior to joining First Federal, Mr. Sheppard was employed by Home Bancorp and Home Loan Bank fsb located in Fort Wayne, Indiana from 1995 to 2000 in a variety of positions, including Assistant Treasurer from 1995 to 1999 and Treasurer from 1999 to 2000.

     Noah T. Smith, age 33, is Vice President of Commercial Loans of First Federal, a position he has held since August 2000. Prior to joining First Federal, Mr. Smith was employed by Indiana Lawrence Bank located in North Manchester, Indiana from 1993 to 2000 in a variety of lending positions, including Assistant Vice President from 1997 to 2000.


            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent FFW Corporation specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

     The Board of Directors has adopted a charter for the Audit Committee. A copy of that charter is attached hereto as Exhibit B. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2004.

          The Audit Committee (the "Committee") has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended June 30, 2004. The Committee has discussed with Crowe Chizek the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee has received and reviewed the written disclosures and the letter from Crowe Chizek required by Independence Standard No. 1, Independence
     Discussions  with  Audit  Committees,   as  amended,  by  the  Independence
     Standards Board, and has discussed with the auditors the auditors' independence. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors subsequently approved) that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004. The Committee has also considered whether the provision of services by Crowe Chizek not related to the audit of the financial statements referred to above is compatible with maintaining Crowe Chizek's independence. The Committee has concluded that Crowe Chizek's independence has been maintained with respect to the Company.

                               John N. Philippsen
                                Thomas L. Frank
                                J. Stanley Myers

Director Compensation

     Cash Compensation. The Company's directors are paid a fee of $250 per meeting attended for serving on the Company's Board of Directors. No fee is paid for membership on the Board committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors for which each director, other than the Chairman, receives a fee of $900 per meeting attended. The Chairman of the Board of the Bank receives a fee of $1,000 per Bank Board meeting attended. No fees are paid to directors of the Bank for committee membership; however, the Chairman of the Audit Committee receives an additional $250 per quarter.

     Deferred Compensation Plan ("DCP"). In 1986, First Federal adopted the DCP for the benefit of its directors. The DCP is a voluntary deferred compensation plan which permits directors of the Bank to defer receipt of all or a portion of their regular board fees. This plan was established to attract and retain quality directors by providing a retirement benefit in amounts related to Board fees deferred annually. Under the DCP, a participant or his beneficiary will receive retirement payments (equal to the amount deferred plus interest accrued thereon) payable in monthly installments upon retirement from the Board at age 70.

     If the director's service on the Board ceases for any reason other than death or disability, prior to age 70, amounts deferred pursuant to the DCP will be held by the Bank until the director reaches age 70. In the event of death or disability of the director while serving on the Bank's board, monthly or annual payments will be made to the director or his designated beneficiary. In the event of the director's death following retirement, the remaining benefits will be paid to the designated beneficiary. These benefit payments are not subject to any reduction for Social Security benefits or other offset amounts. Until disbursed, the amounts due and payable under the DCPs continue to be assets of the Bank, subject to the claims of general creditors. During fiscal 2004, no directors deferred compensation pursuant to the DCP.


Executive Compensation

     The following table sets forth information regarding compensation paid to the Chief Executive Officer of the Company during the three fiscal years ended June 30, 2004. No other executive officer earned a salary and bonus for fiscal 2004 in excess of $100,000.

                                      Summary Compensation Table
                                                                            Long Term
                                Annual Compensation                    Compensation Awards
                          --------------------------------   ---------------------------------------
                                                              Restricted                  All Other
Name and                                                         Stock      Options/    Compensation
Principal Position        Year   Salary ($)(1)   Bonus ($)   Award(s) ($)    SARs (#)      ($) (2)
------------------        ----   -------------   ---------   ------------   ---------   ------------
Roger K. Cromer           2004     $115,231       $30,500          --           --         $20,214
   President and CEO      2003      108,269        27,058          --           --          19,366
                          2002      103,270        21,798          --           --          21,247
---------------
(1)  Includes  compensation  deferred at Mr. Cromer's  election  pursuant to the
     401(k) plan.
(2)  Includes  matching  contributions  to Mr.  Cromer's  401(k)  Plan  account, split-dollar  life  insurance  premiums paid on behalf of Mr.  Cromer,  and director's fees.


Stock Options

     The following table sets forth information regarding option exercises by Mr. Cromer during fiscal 2004, and the number and value of stock options held by Mr. Cromer at June 30, 2004.

                                Fiscal Year-End Option Values
                                                                              Value of Unexercised
                                                 Number of Unexercised            in-the-Money
                                                   Options at Fiscal           Options at Fiscal
                     Shares                           Year-End (#)              Year-End ($)(1)
                   Acquired on      Value      -------------------------   --------------------------
Name               Exercise (#)  Realized ($)  Exercisable  Unexercisable  Exercisable  Unexercisable
---------------    ------------  ------------  -----------  -------------  -----------  -------------
Roger K. Cromer       3,000        $68,430        9,998         4,999        $112,601      $60,613
-----------
(1)  Represents the difference between the closing price per share of the Common
     Stock on the Nasdaq Small Cap Market on June 25, 2004, which was $23.50 per share,  and the exercise  price per share of the option,  multiplied by the number of shares  underlying the option.  An option is  in-the-money if the exercise price is less than the market value of the Common Stock subject to the option.  All of Mr. Cromer's  options were  in-the-money as of June 30,
     2004.

     No stock options were granted to the Company's Chief Executive Officer during fiscal 2004.

Employment Agreement with Roger K. Cromer

     The Bank has an employment agreement with Mr. Cromer for a three-year term. The term may be extended for an additional year on each anniversary of the effective date of the agreement, subject to review and approval of the extension by the Board of Directors of the Bank. The agreement provides for an annual base salary no less than Mr. Cromer's base salary as of the effective date of the agreement, subject to increase in the discretion of the Bank's Board of Directors. The agreement also provides for bonuses to be awarded in the discretion of the Bank's Board of Directors. The agreement provides for termination in the event of Mr. Cromer's death, for cause or upon certain events specified by Office of Thrift Supervision regulations. The agreement may be terminated by Mr. Cromer upon 90 days notice to the Bank. The agreement provides that if there is a change in control of the Company or the Bank, and Mr. Cromer's employment terminates involuntarily in connection with such change in control or within 12 months thereafter, he will be entitled to receive a lump sum amount in cash equal to 299% of his "base amount" of compensation as of the effective date of the agreement. If the payments provided for in the contract, together with any other payments made to Mr. Cromer by the Bank are deemed to be payments in violation of the "golden parachute" rules of the Internal Revenue Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under such rules. Assuming a change in control were to take place as of June 30, 2004, the termination payment payable to Mr. Cromer pursuant to this change in control provision would be approximately $363,044. The Bank has similar employment agreements with two other executive officers, which provide for payments equal to their base amount of compensation over a one year period. The aggregate payments to those officers as of June 30, 2004, in the event of their involuntary termination within 12 months following a change in control would be approximately $140,999.

Salary Continuation Agreements

     Effective January 1, 2003, the Company has entered into salary continuation agreements with Messrs. Cromer, Sheppard, and Smith (each, an "Executive"). These agreements provide that upon normal retirement after age 55, in the case of Mr. Cromer, and after age 62, in the cases of Mr. Sheppard and Mr. Smith, each Executive is to receive an annual benefit payable on a monthly basis throughout the year of $100,000, in the case of Mr. Cromer, and $50,000, in the cases of Mr. Sheppard and Mr. Smith. This benefit is payable for ten years.

     The Executive may receive monthly early retirement benefits payable over a ten-year period with an annual payment equal to the vested portion of the benefits which have been accrued by the Company ("Accrued Benefits") at the time of the Executive's early termination of employment. These benefits vest at the rate of 6.25% per year commencing with the initial date of employment of the Executive with the Bank which was October 26, 1998, in the case of Mr. Cromer, October 23, 2000, in the case of Mr. Sheppard, and July 31, 2000, in the case of Mr. Smith. One hundred percent of the Executive's Accrued Benefit is payable each year for ten years in the event his employment terminates by reason of death, disability or within 12 months following a change of control of the Company.

     The Company has the discretion to increase benefits payable under these agreements. In Mr. Cromer's case, benefits payable under the plan will be reduced to the extent they would otherwise be deemed excess parachute payments under Section 280G of the Internal Revenue Code. Under the agreements, if an Executive is terminated for cause as defined in the agreements, all benefits under the agreements are forfeited.

     The Company has purchased paid-up life insurance on the lives of the Executives covered by these agreements to fund the benefits payable under them. The insurance is provided by Midland National and West Coast Life Insurance Company. At June 30, 2004, the cash surrender value of the policies was carried on the books of the Company at an amount equal to $717,623.

Split-Dollar Insurance Agreements

     The Company has purchased insurance on the lives of its three executive officers, including Mr. Cromer, and another officer of the Bank. Under agreements between the Company and these four individuals, the covered employee's designated beneficiary will be entitled to life insurance proceeds payable in a lump sum equal to two times the employee's base salary at the earliest of his date of death, the day he becomes disabled or the date he attains 65. Each employee's right to these benefits terminates at any time he or she is terminated for cause, retires, or terminates his or her employment before age 65.

     The Company pays all premiums on the split-dollar life insurance policies. Each covered employee is taxed each year on the imputed economic benefit to him or her of this arrangement. The Company may terminate the program at any time.

Certain Transactions

     The Bank, like many financial institutions, has followed a policy of granting to eligible officers, directors, employees and members of their immediate families loans secured by the borrower's residence and consumer loans. All such loans are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.


           PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has renewed the Company's arrangement with Crowe Chizek to be its auditors for the fiscal year ending June 30, 2005, subject to the ratification of the Company's stockholders. A representative of Crowe Chizek is expected to attend the Meeting to respond to appropriate questions and to make a statement if desired.

Audit Fees

     The firm of Crowe Chizek served as our independent public accountants for each of our last two fiscal years ended June 30, 2003 and 2004. The aggregate fees billed by Crowe Chizek for the audit of the Company's financial statements included in the Company's annual report on Form 10-KSB and for the review of the Company's financial statements included in our quarterly reports on Form 10-QSB for our fiscal years ended June 30, 2003 and 2004, were $46,800 and $53,475, respectively.

Audit-Related Fees

     The aggregate fees billed in each of fiscal 2003 and 2004 for assurance and related services by Crowe Chizek that are reasonably related to the audit or review of the Company's financial statements and that were not covered in the Audit Fees disclosure above were $22,500 and $14,475.

Tax Fees

     The aggregate fees billed in each of fiscal 2003 and 2004 for professional services rendered by Crowe Chizek for tax compliance, tax advice or tax planning were $8,120 and $17,425, respectively.

All Other Fees

     During fiscal 2003 (prior to May 6, 2003) and fiscal 2004, $9,350 and $0 in fees, respectively, were billed for additional professional services rendered by Crowe Chizek not included in the disclosure above. Services rendered during fiscal 2003 included consulting services.

     The Company's independent auditors performed all work described above with their respective full-time, permanent employees.

Board of Directors Pre-Approval

     The Company's Audit Committee formally adopted resolutions pre-approving the Company's engagement of Crowe Chizek to act as the Company's independent auditor and other services rendered for the last two fiscal years ended June 30, 2004. The Audit Committee has not adopted pre-approval policies and procedures in accordance with paragraph (c) (7) (i) of Rule 2-01 of Regulation S-X, because it anticipates that in the future the engagement of Crowe Chizek will be made by the Audit Committee and all non-audit and audit services to be rendered by Crowe Chizek will be pre-approved by the Audit Committee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF CROWE CHIZEK AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the main office of the Company, located at 1205 North Cass Street, Wabash, Indiana 46992, no later than 90 days in advance of September 23, 2005, to be eligible for inclusion in the Company's proxy statement and form of proxy relating to the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's certificate of incorporation, By-laws and Delaware law.

     To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company at least 90 days before the date of the meeting. If, however, less than 100 days' notice or prior public disclosure of the date of the next annual meeting is given or made to stockholders (which notice or public disclosure includes the date of the annual meeting specified in the Company's By-Laws if the annual meeting is held on such date), proposals must instead be received by the Company by the tenth day following the day on which notice of the date of the next annual meeting is mailed or public disclosure of the date of the next annual meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.


                                 ANNUAL REPORTS

     A copy of the Company's Annual Report on Form 10-KSB as filed with the SEC will be furnished without charge to stockholders as of the Voting Record Date upon written request to Timothy A. Sheppard, Treasurer, FFW Corporation, 1205 North Cass Street, Wabash, Indiana 46992.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the annual meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                                                       Exhibit A
                                                                       ---------

                                FFW Corporation

                  Governance and Nominating Committee Charter

Purpose

The Governance and Nominating Committee is appointed by the Board of Directors to:

     o    identify individuals qualified to become board members; and

     o select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.


Committee Membership

The Committee will be composed entirely of directors who satisfy the definition of "independent" under the listing standards of The Nasdaq Stock Market (Nasdaq). The Committee members will be appointed by the Board annually and may be removed by the Board in its discretion. No Committee member shall vote on his or her own nomination to serve on the Board of Directors for an additional term. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.


Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee's responsibilities.


Committee Authority and Responsibilities

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Committee shall have sole authority to retain and terminate any such search firm, including sole authority to approve the firm's fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any search firm or other advisors employed by the Committee.

The Committee, to the extent it deems necessary or appropriate, will:

     o    Identify individuals qualified to become members of the Board.

     o Select, or recommend to the Board, director nominees to be presented for shareholder approval at the annual meeting.

     o Recommend to the Board director nominees to fill vacancies on the Board in the interval between annual meetings of the Company's shareholders.

     o Make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria (such as, independence, experience relevant to the needs of the Company, leadership qualities, diversity and ability to represent the shareholders) for the selection of individuals to be considered as candidates for election to the Board.

     o    Make  sure  director  nominees  satisfy  any  director   qualification
          requirements in the Company's articles of incorporation or bylaws.

     o Consider shareholder nominations of directors consistent with the requirements of the Company's articles of incorporation and bylaws, and recommend to the Board of Directors actions to be taken with respect to such nominations.

                                                                       Exhibit B
                                                                       ---------
                                FFW CORPORATION
                            AUDIT COMMITTEE CHARTER

A. Committee membership will consist of three directors each of whom is financially literate, and further that at least one member of the audit committee have accounting or related financial management expertise.

     "Financial  literacy" is defined as the ability to  understand  fundamental
     financial  statements,   including  a  company's  balance  sheet  ,  income
     statement, and cash flow statement.

B. Committee members shall be independent of management of FFW Corporation (the Company).

     Members of the audit committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. Examples of such relationships include:

     1. A director being employed by the Company or any of its affiliates for the current year or past five years.

     2. A director accepting any compensation from the Company or any of its affiliates other than compensation for board service or benefits under a tax-qualified retirement plan.

     3. A director being a member of the immediate family of an individual who is, or has been in any of the past five years, employed by the Company or any of its affiliates as and executive officer.

     4. A director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments that are or have been significant to the Company in any of the past five years.

     5. A director being employed as an executive of another company where any of the Company's executives serve on that company's compensation committee.

C.   Scope of Audit Committee Responsibilities

     1. The Audit committee is responsible for the scope and procedures of FFW Corporation's internal and external audit process.

     2. The Audit committee has the authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement. The outside auditor is ultimately accountable to the board of directors and the audit committee, as representatives of the shareholders.

     3. The audit committee is responsible for the evaluation of the Internal Auditor or the contracted services for Internal Audit.

     4. The Audit committee is responsible for the review of FFW Corporation's Audit Policy.

     5. The Audit committee is responsible for the review of programs and procedures designed to promote compliance with laws, regulations and
          corporate   policy   and   the   investigations   of   any   suspected
          improprieties.

     6. The Audit committee shall require the independent auditors to provide the Audit committee a formal written statement delineating all relationships between the auditors and the Company, consistent with the Independence Standards Board Standard 1.

     7. The Audit committee shall require the independent auditors to report to the Audit committee on matters that may be deemed to affect the independence of the independent auditors, including any management consulting services provided, or proposed to be provided, by the independent auditors for the Company or any of its affiliates and the fees paid or proposed to be paid for such services; to assess any effect of any of the foregoing on the independence of the independent auditors and the appearance of propriety of any of the foregoing and to direct management to take, or recommend that the board of directors of the Company take, action in respect of such matters.

D.   Financial Statement Reviews

     Financial statements and meetings with the external auditors providing their opinion on those statements will be reviewed by the entire board membership.

E. The Audit committee will meet a minimum of four times a year, and at other times as called by the Chairman of the committee.

F. Annual Organizational Meeting of the Audit Committee The February meeting is established as the organizational meeting for the year. At this meeting, the Audit committee will:

     1.   Review the adequacy of the Audit Committee Charter

     2.   Approve the Internal Audit schedule for the upcoming year

     3. Approve the Compliance Review and training schedules for the upcoming year.

                                                          REVOCABLE PROXY
                                                          FFW CORPORATION

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


           ANNUAL MEETING OF STOCKHOLDERS
                  OCTOBER 26, 2004
                                                                                                                      With-  For All
The undersigned hereby appoints Timothy A. Sheppard and Noah                                                    For   hold   Except
T.  Smith,  with  full  power  of  substitution,  to  act as                                                    [ ]    [ ]     [ ]
attorneys and proxies for the undersigned to vote all shares
of common stock of FFW Corporation (the "Company") which the    I.  The election of the following directors
undersigned  is  entitled  to vote at the Annual  Meeting of        for three-year terms:
Stockholders (the "Meeting"), to be held on Tuesday, October
26, 2004 at the office of the Company  located at 1205 North                    Roger K. Cromer        Joseph W. McSpadden
Cass Street, Wabash,  Indiana, at 2:30 p.m., local time, and
at any and all  adjournments or  postponements  thereof,  as    INSTRUCTION:  To  withhold  authority  to  vote  for  any individual
follows:                                                        nominee, mark "For All  Except" and write that nominee's name in the space provided below.

                                                                ____________________________________________________________________

                                                                II. The ratification of the appointment
                                                                    of Crowe Chizek and Company LLC as       For   Against   Abstain
                                                                    independent auditors of the Company      [ ]     [ ]       [ ]
                                                                    for the fiscal year ending June 30,
                                                                    2005.


                                                                  In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

                                                                  The Board of Directors recommends a vote"FOR" the election of the nominees named herein and "FOR" the ratification of the appointment of Crowe Chizek and Company LLC.

                                                                  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
Please sign exactly as your name(s) appear(s) --------------    SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES
above on this card. When signing as attorney, |Date        |    NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE
executor, administrator, trustee, guardian or |            |    CHIZEK AND COMPANY LLC. IF ANY OTHER BUSINESS IS PRESENTED AT THE
corporate  officer  please  give  your   full |            |    MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF
title.  If  shares  are  held  jointly,  each |            |    DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF
holder should sign.                           |            |    DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
------------------------------------------------------------
|                                                          |      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
|                                                          |
|                                                          |
-Stockholder sign above-------Co-holder (if any) sign above-



                             Detach above card, sign, date and mail in postage-paid envelope provided.
                                                          FFW CORPORATION


------------------------------------------------------------------------------------------------------------------------------------

     This Proxy may be revoked at any time  before it is voted by: (i) filing  with the  Secretary  of the  Company at or before the
Meeting a written notice of revocation  bearing a later date than the proxy;  (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described  above,  then the power of such  attorneys and proxies shall be deemed  terminated  and of no further force and effect.

     The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy
Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2004.

                                           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL

                                         THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE ENCLOSED

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